EXHIBIT 99.1
[LETTERHEAD OF U.S. BANK NATIONAL ASSOCIATION]
NOTICE TO HOLDERS OF
PROASSURANCE CORPORATION
3.90% CONVERTIBLE SENIOR DEBENTURES DUE 2023
CUSIP NO. 74267C AB 2*
CUSIP NO. 74267C AA 4*
U.S. Bank National Association (the “Trustee”) serves as successor trustee to Wachovia Bank, National Association (successor by merger to SouthTrust Bank) under the Indenture dated July 7, 2003 (the “Indenture”) by and between ProAssurance Corporation (the “Company”) and the Trustee, pursuant to which the above-described debentures (collectively, the “Debentures”) were issued. The Trustee also serves as the Paying Agent and Conversion Agent under the Indenture with offices located at U.S. Bank National Association, West Side Flats Operations Center, 60 Livingston Avenue, St. Paul, Minnesota 55107. Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Indenture. All references to times of the day shall refer to Birmingham, Alabama time.
The Company is Redeeming the Debentures
Notice is hereby given that, pursuant to Section 3.1 of the Indenture, the Company calls for redemption on July 7, 2008 (the “Redemption Date”) all of its outstanding Debentures in the aggregate principal amount of $107,600,000. The Company will pay to, or to the order of, the registered holders of the Debentures the principal amount of $1,000 per Debenture, together with all accrued and unpaid interest in cash. The accrued and unpaid interest shall be computed to, but excluding, the Redemption Date and, as the Redemption Date is not an interest due date, the accrued and unpaid interest shall be computed on a per diem basis, which has been calculated as $0.76 per Debenture, representing the interest accumulating for the period from June 30, 2008 (being the last interest payment date) to the day immediately prior to the Redemption Date. The total redemption price including such interest amount is $1,000.76 per Debenture (the “Redemption Price”). The Company will pay the Redemption Price to the registered holders of the Debentures upon presentation and surrender of such Debentures to the Paying Agent at the offices set forth above. From and after the Redemption Date, the holders of the Debentures will not be entitled, unless the Company defaults in making payment of the Redemption Price, to interest payments or to exercise any of the rights of holders in respect of the Debentures, except the right to receive the Redemption Price.
Holders Have the Right to Convert the Debentures as an Alternative to Redemption
Upon receipt of this Notice and as an alternative to redemption, all registered holders of the Debentures have the option to convert all, or any portion, of their Debentures into shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”). The conversion rate under the Indenture is 23.9307 shares of Common Stock per $1,000 of principal amount of the Debentures (the “Conversion

* No representation is made as to the correctness of CUSIP number either as printed on the Debentures or as contained in this Notice.

Page 1 of Exhibit 99.1

Rate”), subject to adjustment under Section 12.3 of the Indenture; however, no events have occurred which would require any adjustment to the Conversion Rate. Based on the last reported sale price of the Company’s Common Stock on the New York Stock Exchange (the “NYSE”) on May 29, 2008, the 23.9307 shares have a current market value of $1,222.38, which exceeds the Redemption Price. Assuming no decline in the market value through the Redemption Date, Holders who convert their Debentures into Common Stock would receive shares of Common Stock having, at the time of conversion, an aggregate market value greater than the amount the holders would receive upon redemption of their Debentures. The Common Stock to be issued upon conversion of the Debentures has been listed on the NYSE.
Registered holders have until 5:00 p.m. on July 2, 2008 to convert their Debentures by giving written notice to the Conversion Agent using the attached “Form of Conversion Notice” at the offices set forth above. In accordance with Article XII of the Indenture, holders who wish to convert must include in the Conversion Notice the principal amount of the Debentures held by such holder, the amount being converted and the name(s) in which each such holder wishes the certificates or book entries to be issued.
As soon as practicable after the surrender of the Debentures for conversion, the Company will deliver the Common Stock in accordance with the Depository Trust Company’s customary practices as required under Section 12.2(b) of the Indenture. If more than one Debenture is converted, the number of shares of Common Stock will be computed on the aggregate principal amount of Debentures surrendered. No fractional shares will be issued and all fractions will be paid in cash. Holders who convert their Debentures will not receive any interest payment, including any Contingent Interest (which does not begin accruing until after June 30, 2008 and would not be due until December 30, 2008), for interest accrued from and after June 30, 2008, which is the most recent interest payment date. In addition, if a holder converts its Debentures during the period from 5:00 p.m. on June 15 to 9:00 a.m. on June 30, 2008, the holder is required to pay to the Company at the same time the Debenture is surrendered for conversion an amount equal to the interest that will be paid by the Company to the holder on June 30, 2008, which is $19.50 per Debenture.
Holders Have a Separate Right to Require the Company to Repurchase the Debentures
Holders of the Debentures have the right, pursuant to Article IV of the Indenture, to require the Company to repurchase their Debentures on June 30, 2008 (the “Repurchase Date”) at a price equal to 100% of the principal plus accrued and unpaid interest up to, but excluding, the Repurchase Date. A holder may exercise its right to repurchase upon delivery of the attached “Form of Repurchase Notice” to the Paying Agent at any time during the period between 9:00 a.m. on June 2, 2008 until 5:00 p.m. June 27, 2008. A holder’s repurchase notice may be withdrawn by written notice delivered to the Paying Agent any time prior to 5:00 p.m. on June 27, 2008 setting forth the following information: the certificate(s) number, if any; the principal amount of the Debentures with respect to which such notice of withdrawal is being submitted; and the principal amount, if any, of such Debenture which remains subject to the original repurchase notice and which as been or will be delivered for repurchase by the Company. If the holder has already delivered a repurchase notice to the Paying Agent but instead wishes to convert its Debentures, the holder must first withdraw its repurchase notice as prescribed in Section 4.3 of the Indenture.
If a holder exercises its rights to require the Company to repurchase its Debentures, the Company may pay for the repurchase in cash or shares of Common Stock, or a combination of both. The Company has elected to pay any holder who exercises its repurchase rights entirely with cash. Each holder will receive cash equal to the principal amount of the Debentures plus accrued and unpaid interest, which is $1,019.50 per Debenture (“Repurchase Price”). If any of the holders exercise its repurchase rights, the Company will deposit with the Paying Agent, prior to 10:00 a.m. on the Repurchase Date of June 30, 2008, cash

Page 2 of Exhibit 99.1

sufficient to pay the aggregate Repurchase Price of all Debentures which are to be repurchased. After the Paying Agent receives the holder’s repurchase notice, the Repurchase Price will be promptly paid upon the later of the Repurchase Date or the surrender of the Debentures by the holder to the Paying Agent. From and after the Repurchase Date, the holders of the Debentures will not be entitled, unless the Company defaults in making payment of the Repurchase Price, to interest payments or to exercise any of the rights of holders in respect of the Debentures, except the right to receive the Repurchase Price.
All holders of the Debentures may direct questions by telephone to the Trustee at (651) 495-3520, or by mail addressed to:
U.S. Bank National Association
West Side Flats Operations Center
60 Livingston Avenue
St. Paul, Minnesota 55107

June 2, 2008
U.S. BANK NATIONAL ASSOCIATION, as Trustee
	By:	/s/ Woodie E. Alston

Page 3 of Exhibit 99.1

FORM OF CONVERSION NOTICE
CONVERSION NOTICE
PROASSURANCE CORPORATION
3.90% Convertible Senior Debentures Due 2023
CUSIP NO. 74267C AB 2
CUSIP NO. 74267C AA 4
To U.S. Bank National Association as successor Conversion Agent under the Indenture (the “Indenture”) dated July 7, 2003, by and between ProAssurance Corporation (the “Company”) and SouthTrust Bank (as original Trustee) with respect to the above described debentures (collectively the “Debentures” and separately a “Debenture”).
The undersigned is the holder of the Debenture in principal amount of $________to which this notice is attached and elects to convert all or part of this Debenture into Common Stock of the Company (“Common Stock”) in accordance with the terms of the Indenture as follows:
•	To convert this Debenture(s) into shares of Common Stock of the Company (or cash or a combination of shares of Common Stock and cash, if the Company so elects), check the box: ☐; or
•	To convert only part of this Debenture(s), state the principal amount to be converted (which must be $1,000 or an integral multiple of $1,000): ________.
If you want the stock certificate made out in another person’s name fill in the form below:

(Insert assignee’s soc. sec. or tax ID no.)

(Print or type assignee’s name, address and zip code)

Your Signature:
Date:	(Sign exactly as your name appears on the Debenture(s))
Signature Guaranteed

Participant in a Recognized Signature Guarantee Medallion Program

By: Authorized Signatory

Page 4 of Exhibit 99.1

FORM OF REPURCHASE NOTICE
REPURCHASE NOTICE
PROASSURANCE CORPORATION
3.90% Convertible Senior Debentures Due 2023
CUSIP NO. 74267C AB 2
CUSIP NO. 74267C AA 4
To U.S. Bank National Association, as successor Paying Agent under the Indenture (the “Indenture”) dated July 7, 2003 by and between ProAssurance Corporation (the “Company”) and SouthTrust Bank (as original Trustee) with respect to the above described debentures (collectively the “Debentures” and separately a “Debenture”).
The undersigned is the holder of a Debenture(s) in principal amount of $___(which must be $1,000 or an integral multiple of $1,000) to which this notice is attached and elects to have the Company repurchase the Debenture(s) on June 30, 2008, pursuant to Article IV of the Indenture and Section 6 of the Debenture.
The Company has elected to pay 100% of the principal amount of the Debenture(s) being repurchased, plus accrued and unpaid interest (the “Repurchase Price”) entirely in cash.

Your Signature:
Date:	(Sign exactly as your name appears on the the Debenture(s))
Signature Guaranteed

Participant in a Recognized Signature Guarantee Medallion Program

By: Authorized Signatory

Page 5 of Exhibit 99.1